UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 23, 2024

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
333-268913	EVERGY MISSOURI WEST, INC.	Delaware	44-0541877
333-268913-01	EVERGY MISSOURI WEST STORM FUNDING I, LLC	Delaware	92-1105743

EVERGY MISSOURI WEST, INC.	EVERGY MISSOURI WEST STORM FUNDING I, LLC

1200 Main Street	818 S. Kansas Avenue
Kansas City, Missouri 64105	Topeka, Kansas 66612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(816) 556-2200	(785) 575-6300
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Evergy Missouri West, Inc.	☐

Emerging growth company	Evergy Missouri West Storm Funding I, LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Evergy Missouri West, Inc.	☐

Evergy Missouri West Storm Funding I, LLC	☐

Item 8.01.	Other Events

On February 23, 2024, Evergy Missouri West Storm Funding I, LLC (the “Issuing Entity”) issued $331,127,000 aggregate principal amount of Securitized Utility Tariff Bonds, Series 2024-A (the “Bonds”), pursuant to an Indenture and a Series Supplement, each dated as of February 23, 2024, which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Bonds were offered pursuant to the Prospectus dated February 14, 2024 (the “Prospectus”). In connection with this issuance of the Bonds, the Issuing Entity and Evergy Missouri West, Inc. (the “Utility”) entered into the Securitized Utility Tariff Property Servicing Agreement, the Securitized Utility Tariff Property Purchase and Sale Agreement and the Administration Agreement, each dated as of February 23, 2024, which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively. In addition, the Utility and Issuing Entity entered into an Intercreditor Agreement dated as of February 23, 2024 with the parties to the Utility’s accounts receivable sales program, which is annexed hereto as Exhibit 10.4.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture between Evergy Missouri West Storm Funding I, LLC and The Bank of New York Mellon Trust Company, N.A., dated as of February 23, 2024

4.2	Series Supplement between Evergy Missouri West Storm Funding I, LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Bonds), dated as of February 23, 2024

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

10.1	Securitized Utility Tariff Property Servicing Agreement between Evergy Missouri West Storm Funding I, LLC and The Evergy Missouri West, Inc., as Servicer, dated as of February 23, 2024

10.2	Securitized Utility Tariff Property Purchase and Sale Agreement between Evergy Missouri West Storm Funding I, LLC and Evergy Missouri West, Inc., as Seller, dated as of February 23, 2024

10.3	Administration Agreement between Evergy Missouri West Storm Funding I, LLC and Evergy Missouri West, Inc., as Administrator, dated as of February 23, 2024

10.4	Intercreditor Agreement among Evergy Missouri West, Inc., Evergy Missouri West Storm Funding I, LLC, The Bank of New York Mellon Trust Company, N.A., Evergy Missouri West Receivables Company and The Toronto-Dominion Bank, dated as of February 23, 2024

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinion filed as Exhibit 5.1 and Exhibit 99.1)

23.2	Consent of Dentons US LLP (included as part of its opinion filed as Exhibit 99.2)

99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. constitutional matters

99.2	Opinion of Dentons US LLP with respect to Missouri constitutional matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

EVERGY MISSOURI WEST, INC.

By:	/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer

Dated: February 23, 2024

EVERGY MISSOURI WEST STORM FUNDING I, LLC

By:	/s/ Geoffrey T. Ley
Geoffrey T. Ley
Manager and President

Dated: February 23, 2024